                                         UNITED STATES
                                   SECURITIES AND EXCHANGE
                                  COMMISSION

                                                           Washington, D.C. 20549
                                                             _________________

                                    FORM 8-K

                                                                         CURRENT REPORT

                                                                          Pursuant to Section 13 or 15(d) of the
                                                                                                                              Securities Exchange Act of 1934

                                                                            Date of Report (date of earliest event reported):  November 15, 2010

                                           EURO GROUP OF COMPANIES, INC.
                                                                            (Exact name of registrant as specified in its charter)

                                                                                    000-29805
                                                                                                                                       --------------------------------
                                                                                                                                     (Commission File Number)

                                      Delaware                                                                                                                                                                                                              13-4070586
             ---- - - - - - - - - - - - - - - - - - - - - - - - - - -                                                                                                                                                                  - - -  - - - - - - - - - - - - - - - - - - - - - -
            (State of incorporation or organization)                                                                                                                                                               (I.R.S. Employer Identification No.)

                                                                                  10 Midland Avenue, Port Chester, New York 10573
                                                                           (Address of principal executive offices)

                                                                                  Telephone No.: (914) 937-3900
                                                                                                               (Registrant’s telephone number, including area code)

                                                                               (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Item 5.02 Resignation of  Chief Executive Officer

Euro Group of Companies, Inc., a Delaware Corporation formerly known as ICT Technologies, Inc., today announced the resignation of Vasilios Koutsobinas as Chief Executive Officer of the Company. Mr. Koutsobinas, who joined the Company as Chief Executive Officer and Chairman in 2002, has regretfully tendered his resignation as CEO as a result of ongoing health concerns. Mr. Koutsobinas will continue to serve as Chairman of the Company’s Board of Directors, but will not be involved in the day-to-day operations of the Company.

______________________________________________________________________________

                                                                                                                                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 15, 2010                                                                                                                                                                     Euro Group of Companies, Inc.

                                                                                                                                                                                                                    By:   /s/  Vasilios Koutsobinas
                                                                                                                                                                                                                                    Vasilios Koutsobinas
                                                                                                                                                                                                                    Chairman